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                                                                  Exhibit 99.(d)

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

     THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE MADE TO THE TRUST OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM -    as tenants in common                 UNIF GIFT MIN ACT-        Custodian
                                                                                      ---------------
          TEN ENT -    as tenants by the entireties                                   (Cust) (Minor)
          JT TEN -     as joint tenants with right               under Uniform Gifts to Minors Act
                       of survivorship and not as                ---------------------------
                       tenants in common                                  (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

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Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.
Dated:
      --------------------------
                                            X
                                             -----------------------------------

                                            X
                                             -----------------------------------
                                               NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST                                              CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON                                          THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR,
     WITHOUT ALTERATION OR ENLARGEMENT OR
         ANY CHANGE WHATEVER.
Signature(s) Guaranteed


 By
   --------------------------------
 THE SIGNATURE(S) SHOULD BE GUARANTEED
 BY AN ELIGIBLE GUARANTOR INSTITUTION
 (BANKS, STOCKBROKERS, SAVINGS AND LOAN
 ASSOCIATIONS AND CREDIT UNIONS WITH
 MEMBERSHIP IN AN APPROVED SIGNATURE
 GUARANTEE MEDALLION PROGRAM),
 PURSUANT TO S.E.C. RULE 17Ad-15.

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                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
             UNINCORPORATED STATUTORY TRUST ORGANIZED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

                                      (SEE REVERSE FOR CERTIFICATE INSTRUCTIONS)
COMMON SHARES OF BENEFICIAL INTEREST               CUSIP


     This
     CERTIFIES
     that


is the owner of


  FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF THE PAR
                            VALUE $0.01 PER SHARE OF
                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCDE FUND


        transferrable on the books of the_______ by the holder hereof in person or by a duly authorized attorney upon surrendered of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
             IN WITNESS WHEREOF, the trust has caused this Certificate to be signed by the facsimile signatures of the duly authorized officers and to be sealed with the facsimile seal of the trust.

             Dated:

COUNTERASSIGNED AND REGISTERED:
                                            TRANSFER AGENT AND REGISTRAR,
BY:
                                            AUTHORIZED SIGNATURE

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              SIGNATURE TO             [SEAL]                SIGNATURE TO
                  COME                                           COME
          -------------------                         --------------------------
               SECRETARY                                CHIEF EXECUTIVE OFFICER

                   TS&W /CLAYMORE TAX-ADVANTAGED BALANCED FUND
             UNINCORPORATED STATUTORY TRUST ORGANIZED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

                                      (SEE REVERSE FOR CERTIFICATE INSTRUCTIONS)
COMMON SHARES OF BENEFICIAL INTEREST               CUSIP


     This
     CERTIFIES
     that


is the owner of


    FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF THE
                          PAR VALUE $0.01 PER SHARE OF
                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND transferrable on the books of the_______ by the holder hereof in person or by a duly authorized attorney upon surrendered of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
             IN WITNESS WHEREOF, the trust has caused this Certificate to be signed by the facsimile signatures of the duly authorized officers and to be sealed with the facsimile seal of the trust.

             Dated:


              SIGNATURE TO             [SEAL]                 SIGNATURE TO
              COME                                                COME

             -------------------                         -----------------------
                  SECRETARY                              CHIEF EXECUTIVE OFFICER


COUNTERASSIGNED AND REGISTERED:
                                            TRANSFER AGENT AND REGISTRAR,
BY:
                                            AUTHORIZED SIGNATURE